UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2007

WITS BASIN PRECIOUS MINERALS INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	1-12401 (Commission File Number)	84-1236619 (IRS Employer Identification No.)

80 South 8th Street, Suite 900 Minneapolis, Minnesota (Address of Principal Executive Offices)	55402-8773 (Zip Code)

612.349.5277
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 19, 2007, Wits Basin Precious Minerals Inc. (the “Registrant”) entered into an Amendment to Convertible Notes Purchase Agreement with China Gold, LLC, a Kansas limited liability company (“China Gold”), whereby the parties amended the terms of that certain Convertible Notes Purchase Agreement dated April 10, 2007 (as amended, the “Purchase Agreement”) to (a) clarify that the obligations of the parties under the Purchase Agreement to sell and purchase convertible notes under the Purchase Agreement shall terminate at the earlier of (i) April 10, 2008 and (ii) the date of effectiveness of the Registrant’s proposed merger with Easyknit Enterprises Holdings Limited (“Easyknit”), (b) to provide the Registrant an opportunity to prepay its obligations under notes issued under the Purchase Agreement, in which case China Gold is entitled to a purchase right to acquire shares of the Registrant’s common stock at equivalent terms to its rights to otherwise convert the notes issued under the Purchase Agreement, and (c) extend certain registration rights of China Gold.

On June 19, 2007, the Registrant sold China Gold an additional note under the Purchase Agreement in the principal amount of $4,000,000 (“Note 3”). Note 3 bears interest at a rate of 8.25% per annum, and is convertible at the option of China Gold into shares of the Registrant’s common stock at a conversion price of $1.00 per share, subject to anti-dilutive adjustments. Additionally, the outstanding balance on the Notes is subject to automatic conversion in the event the Registrant completes its proposed merger transaction with Easyknit. Note 3 is payable in full at the earlier of maturity or at such time the Registrant and its subsidiaries receive financing in the aggregate of amount of at least $50,000,000 from a third party. The maturity date of Note 3 is September 17, 2007, but may be extended upon the Registrant’s request for additional periods of thirty (30) days, but in no event later than December 31, 2007, provided that at the time of each such extension the Registrant and Easyknit have not terminated their proposed merger. In the event the merger is terminated after September 17, 2007, the Registrant’s obligations under Note 3 shall become due and payable upon the expiration of fifteen (15) days following demand of China Gold. The Registrant has also provided China Gold demand and piggyback registration rights relating to the resale of the shares of common stock issuable upon conversion of Note 3.

To date, the Registrant has issued an aggregate of $9,000,000 of notes under the Purchase Agreement, including the initial note in the amount of $3,000,000 issued on April 10, 2007 and a note in the amount of $2,000,000 issued on May 7, 2007. In additional to $2,000,000 used for general and administrative purposes by the Registrant, the Registrant has loaned $7,000,000 of the aggregate proceeds from the China Gold notes to China Global Mining Resources Limited, a British Virgin Islands corporation (“China Global”), for uses relating to the acquisition of certain nickel and iron ore mines in which China Global is involved. The Registrant has negotiated an agreement to acquire China Global, paid the nominal purchase consideration and currently awaits consent of Easyknit prior to the consummation of such acquisition. In consideration of the loans to China Global, China Global has issued the Registrant promissory notes in the amounts of $5,000,000 and $2,000,000, respectively. China Global’s obligations under the $5,000,000 promissory note are secured by its rights to (i) an Equity Transfer Heads of Agreement dated May 4, 2007, in respect of purchase of 95% of the equity in Yun County Changjiang Mining Company Limited; and (ii) an Equity and Asset Transfer Heads of Agreement, dated May 4, 2007, in respect of purchase of 100% equity in Nanjing Sudan Mining Co., Ltd. and assets from both of Mannshan Zhaoyuan Mining Co., Ltd. and Xiaonanshan Mining Co., Ltd. China Global’s obligations under the $2,000,000 promissory note are secured by its rights under (i) a Joint Venture Agreement dated April 14, 2007 and Supplemental Agreement dated June 6, 2007, in respect of acquisition of 80% equity interest in Sino-American Hua Ze Nickel & Cobalt Metal Co., Ltd; and (ii) a commodity purchase agreement dated June 15, 2007, for the purchase of 40 tons of electrolytic nickel.

As security for the Registrant’s obligations under the notes issued to China Gold under the Purchase Agreement, including Note 3, the Registrant has entered into a Security Agreement dated June 19, 2007 (the “Security Interest”) with China Gold whereby the Registrant has granted China Gold a security interest in its receivables under the $5,000,000 and $2,000,000 promissory notes of China Global and the Registrant’s security rights received from China Global as identified above. The obligations to China Gold are further secured by a Pledge Agreement dated April 10, 2007 with China Gold (the “Pledge Agreement”), whereby the Registrant pledged to China Gold its shares in Wits-China Acquisition Corp., a wholly owned subsidiary of the Registrant (“Wits-China”), and delivered to China Gold a guaranty of Wits-China (the “Guaranty”).

The Registrant has previously disclosed its entry in the original Purchase Agreement, the Initial Note, the Pledge Agreement and Guaranty in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2007, which is incorporated herein by reference. Copies of the Amendment to the Convertible Notes Purchase Agreement, Note 3 and the Security Agreement are filed herewith as Exhibits 10.1, 10.2 and 10.3, and are incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

As indicated under Item 1.01 above, on June 19, 2007, the Registrant offered and sold to China Gold, Note 3, in the principal amount of $4,000,000. Note 3 bears interest at a rate of 8.25% per annum, and is convertible at the option of China Gold into shares of the Registrant’s common stock at a conversion price of $1.00 per share, subject to anti-dilutive adjustments. Additionally, the outstanding balance on the Note is subject to automatic conversion in the event the Registrant completes its proposed merger transaction with Easyknit. The Registrant has also provided China Gold demand and piggyback registration rights relating to the resale of the shares of common stock issuable upon conversion of Note 3. Note 3 is payable in full at the earlier of maturity or at such time the Registrant and its subsidiaries receive financing in the aggregate of amount of at least $50,000,000 from a third party. The maturity date of Note 3 is September 17, 2007, but may be extended upon the Registrant’s request for additional periods of thirty (30) days, but in no event later than December 31, 2007, provided that at the time of each such extension the Registrant and Easyknit have not terminated their proposed merger. In the event the merger is terminated after September 17, 2007, the Registrant’s obligations under Note 3 shall become due and payable upon the expiration of fifteen (15) days following demand of China Gold. In the transaction, the Registrant received gross proceeds aggregating approximately $3,920,000, and paid a loan fee of $80,000 to an affiliate of China Gold.

Neither the securities offered and sold in the private placement nor the shares of common stock underlying such securities were registered under the Securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Registrant offered and sold the above-referenced securities in reliance on the statutory exemption from registration in Section 4(2) of the Securities Act, and on Rule 506 promulgated thereunder. The Registrant relied on this exemption and/or the safe harbor rule thereunder based on the fact that (i) the purchaser had knowledge and experience in financial and business matters such that it was capable of evaluating the risks of the investment, and (ii) the Registrant has obtained representations from the purchaser indicating that it was an accredited investor and purchasing for investment only.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document
10.1	Form of Convertible Notes Purchase Agreement, as amended June 19, 2007, by and between Wits Basin Precious Minerals Inc. and China Gold, LLC.
10.2	Form of Secured Convertible Note 3 of Wits Basin Precious Minerals Inc. to be issued pursuant to Convertible Notes Purchase Agreement, as amended June 19, 2007.
10.3	Form of Security Agreement dated June 19, 2007 by and between Wits Basin Precious Minerals Inc. and China Gold, LLC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wits Basin Precious Minerals Inc.

Date: June 25, 2007	By:	/s/ Mark D. Dacko
Mark D. Dacko
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Document
10.1	Form of Convertible Notes Purchase Agreement, as amended June 19, 2007, by and between Wits Basin Precious Minerals Inc. and China Gold, LLC.
10.2	Form of Secured Convertible Note 3 of Wits Basin Precious Minerals Inc. to be issued pursuant to Convertible Notes Purchase Agreement, as amended June 19, 2007.
10.3	Form of Security Agreement dated June 19, 2007 by and between Wits Basin Precious Minerals Inc. and China Gold, LLC.